UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 2, 2007
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
                              --------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                  0-21527                06-1276882
--------------------------------  ----------------  ----------------------------
(State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)     File Number)         Identification No.)


                                20 Glover Avenue
                           Norwalk, Connecticut 06850
                           --------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                                 --------------
                         (Registrant's telephone number,
                              including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 2, 2007, Vertrue Incorporated (the "Registrant") issued a press release announcing its fiscal 2007 fourth quarter results, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.


Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(d) Exhibits:
    99.1   Press release dated August 2, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       VERTRUE INCORPORATED
                                       (Registrant)


Date: August 2, 2007
                                       By:  /s/ Gary A. Johnson
                                            ------------------------------------
                                            NAME: Gary A. Johnson
                                            TITLE: President and Chief Executive
                                                   Officer

                                INDEX TO EXHIBITS


No.      Description
---      -----------

99.1     Press release dated August 2, 2007.